UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 2004
                                                        -----------------


                              SENSE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


              333-87293                             82-0326560
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


                 4503 N.W. 103rd Avenue, Sunrise, Florida 33351
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              (Address of Principal Executive Offices) (Zip Code)


                                 (954) 726-1422
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              (Registrant's Telephone Number, Including Area Code)


                  7300 West McNab Road, Sunrise, Florida 33321
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS

         Sense Holdings, Inc. has entered into a letter of intent as to a prospective acquisition by Sense Holdings of 51% of the capital stock interest of Zhejiang Yuezhou Pharmaceutical Company, Limited in exchange for 12,000,000 shares of common stock of Sense Holdings. Yuezhou is engaged in the manufacture and sale of pharmaceutical products and chemicals in China. Upon execution of a definitive agreement, Sense Holdings will be required to make certain advances on a secured basis to Yuezhou of up to U.S.$1,200,000. The security will consist, in part, of assets of Yuezhou as well as the common shares of Sense Holdings issued in the acquisition. Completion of the acquisition will be contingent upon normal due diligence considerations as well as completion of audited financial statements demonstrating compliance by Yuezhou with various performance criteria. There can be no assurances that an acquisition agreement or a closing will occur based on satisfaction of these conditions and satisfaction of the various performance criteria.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Letter of Intent between Sense Holdings, Inc. and Zhejiang Yuezhou Pharmaceutical Company, Limited dated December 17, 2004


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SENSE HOLDINGS, INC.



                                        By: /s/ Dore Perler
                                            ----------------------
                                            Dore Perler, President


DATED:   January 10, 2005


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